Commitments and Contingencies - Schedule of Future Minimum Lease Payments (Details) $ in Thousands	Dec. 31, 2021 USD ($) [1]
Commitments and Contingencies Disclosure [Abstract]
2022	$ 20,600
2023	22,505
2024	33,469
2025	47,376
2026	44,092
Thereafter	517,399
Total	$ 685,441

[1]	Excluded from the table above is $6.1 million of other debt associated with construction in progress related to build-to-suit operating leases.